Exhibit 99.3
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                            CERTIFICATION PURSUANT TO
                              18 USC, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of V-Formation, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), we, Richard Stelnick, the Company's Chief Executive Officer, and Robert Miragliotta, the Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of our knowledge:

     1. The amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The information  contained in the amended Report fairly  presents,  in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company.



Dated: April 24, 2003                s/Richard Stelnick
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                                     Richard Stelnick, Chief Executive Officer


Dated: April 24, 2003                s/Robert Miragliotta
                                     -------------------------------------------
                                     Robert Miragliotta, Chief Financial Officer







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